SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

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KENTUCKY FIRST FEDERAL BANCORP

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Parent Company of First Federal Savings and Loan of Hazard

and First Federal Savings Bank of Kentucky

October 18, 2021

Dear Stockholder:

We invite you to attend the annual meeting of stockholders of Kentucky First Federal Bancorp to be held at the offices of First Federal Savings Bank of Kentucky at 216 West Main Street in Frankfort, Kentucky on Thursday, November 18, 2021 at 3:30 p.m., Eastern time.

Due to COVID-19, we have again moved the meeting to our Frankfort office. For those attending, we ask that you contact Lee Ann Hockensmith at 1-888-818-3372 or leeann.hockensmith@ffsbky.bank to discuss the safety protocols we will have in place for the meeting.

The attached proxy statement and accompanying notice of annual meeting describe in detail the formal business to be transacted at the meeting. During the meeting, we will also report on the Company’s operations to date. Directors and officers of the Company and First Federal Savings and Loan Association of Hazard and First Federal Savings Bank of Kentucky will be present to respond to any questions the stockholders may have.

ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will ensure that your vote is counted if you are unable to attend the annual meeting.

On behalf of the Board of Directors and all the employees of Kentucky First Federal, First Federal of Hazard and First Federal of Kentucky, we wish to thank you for your continued support.

Sincerely,	Sincerely,

/s/ Tony D. Whitaker	/s/ Don D. Jennings
Tony D. Whitaker	Don D. Jennings
Chairman of the Board	President and
Chief Executive Officer

KENTUCKY FIRST FEDERAL BANCORP

655 Main Street

P.O. Box 1069

Hazard, Kentucky 41702

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	3:30 p.m. on Thursday, November 18, 2021

PLACE	First Federal Savings Bank of Kentucky
216 West Main Street
Frankfort, Kentucky 40601

ITEMS OF BUSINESS	(1) To elect two directors to serve for a term of three years and one director to serve for a term of two years;

(2) To ratify the selection of BKD, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2022;

(3) To vote on a non-binding resolution to approve the compensation of the named executive officers; and

(4) Such other business as may properly come before the meeting. Note: The Board of Directors is not aware of any other business to come before the meeting.

RECORD DATE	In order to vote, you must have been a stockholder at the close of business on September 30, 2021.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement. A copy of the proxy statement and the enclosed proxy card are also available on the Internet at https://materials.proxyvote.com/491292.

BY ORDER OF THE BOARD OF DIRECTORS

Lee Ann Hockensmith
Secretary

Hazard, Kentucky

October 18, 2021

KENTUCKY FIRST FEDERAL BANCORP

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Kentucky First Federal Bancorp (“Kentucky First Federal” or “the Company”) for the 2021 annual meeting of stockholders and for any adjournment or postponement of the meeting. The annual meeting will be held at the offices of First Federal Savings Bank of Kentucky located at 216 West Main Street, Frankfort, Kentucky on Thursday, November 18, 2021, at 3:30 p.m., Eastern time, and at any adjournment thereof.

If you wish to attend, prior to the meeting we ask that you contact Secretary Lee Ann Hockensmith at 1-888-818-3372 or leeann.hockensmith@ffsbky.bank to discuss the safety protocols we will have in place for the meeting.

We intend to mail this proxy statement and the enclosed proxy card to stockholders of record beginning on or about October 18, 2021.

NOTICE OF AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on November 18, 2021.

The proxy statement and the 2021 Annual Report to Stockholders are available on the Internet at https://materials.proxyvote.com/491292.

Who Can Vote at the Meeting

You are entitled to vote the shares of the Company’s common stock that you owned as of the close of business on September 30, 2021. As of the close of business on September 30, 2021 (the “Record Date”), a total of 8,222,046 shares of the Company’s common stock were outstanding. Each share of common stock has one vote.

Ownership of Shares; Attending the Meeting

You may own shares of Kentucky First Federal in one of the following ways:

●	Directly in your name as the stockholder of record;

●	Indirectly through a broker, bank or other holder of record in “street name”; or

●	Indirectly in the Kentucky First Federal Employee Stock Ownership Plan (“ESOP”).

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the annual meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction card that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the voting instruction card provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of the Company’s common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

If you are a participant in the ESOP, see “Participants in the Kentucky First Federal Employee Stock Ownership Plan” for information on how to vote the shares of Company common stock credited to your ESOP account.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of at least a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy. Because First Federal MHC owns in excess of 50% of the outstanding shares of the Company’s common stock, the votes it casts will insure the presence of a quorum.

Votes Required for Proposals. At this year’s annual meeting, stockholders will elect two directors to serve for a term of three years and one director to serve for a term of two years. In voting on the election of directors, you may vote in favor of the nominees or withhold your vote as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.

In voting to ratify the appointment of BKD, LLP as the Company’s independent registered public accounting firm, you may vote in favor of this proposal, vote against this proposal, or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the votes cast at the annual meeting.

In the advisory vote on the non-binding resolution to approve the compensation of the named executive officers, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To approve the non-binding resolution on an advisory basis, the affirmative vote of a majority of the votes cast at the annual meeting is required.

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes, if any, also will be counted for purposes of determining the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In voting to ratify the appointment of the independent registered public accountants and the non-binding resolution to approve the compensation of the named executive officers, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on the proposal.

Effect of Not Casting Your Vote. If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors or on the advisory vote regarding the compensation of our named executive officers (Proposals 1 and 3 of this proxy statement). Current regulations restrict the ability of your bank or broker to vote your uninstructed shares in the election of directors and other matters on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors or with respect to the advisory votes regarding the compensation of our named executive officers, no votes will be cast on these matters on your behalf. These are referred to as broker non-votes. Your bank or broker does, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2 of this proxy statement).

Voting by Proxy

The Board of Directors of the Company is sending you this proxy statement for the purpose of requesting that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as determined by the Company’s Board of Directors.

The Board of Directors recommends that you vote:

●	“FOR” election of our nominees for director;

●	“FOR” ratification of BKD, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022; and

●	“FOR” the approval of the compensation of the named executive officers.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will vote your shares as determined by a majority of the Board of Directors. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later-dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Participants in the Kentucky First Federal Employee Stock Ownership Plan

If you are an ESOP participant you will receive a voting instruction card that reflects the shares of Company common stock credited to your ESOP account that you may direct the ESOP trustees to vote on your behalf under the plan. Under the terms of the ESOP, the ESOP trustees vote all allocated shares of Company common stock held by the ESOP as directed by the plan participants. The ESOP trustees, subject to the exercise of their fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instruction from participants Please return your proxies as instructed as early as possible. The deadline for returning your voting instruction card is no later than November 10, 2021.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

The Company’s Board of Directors currently consists of seven members, all of whom are independent under the listing standards of the Nasdaq Stock Market, except William H. Johnson, Tony D. Whitaker and Don D. Jennings. In determining the independence of its directors, the Board considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers -- Transactions with Related Persons.” These include loans and lines of credit made by the banks in the ordinary course of business, which are made in compliance with federal lending regulations regarding loans to insiders and approved by the appropriate bank board of directors. In determining that Director Stephen G. Barker is independent, the Board of Directors considered that the law firm, Stephen G. Barker, Attorney at Law, of which he is the sole shareholder, received $29,515 in legal fees from First Federal Savings and Loan Association of Hazard (“First Federal of Hazard”) for services provided to First Federal of Hazard during the year ended June 30, 2021.

Board Leadership Structure and Board’s Role in Risk Oversight

Mr. Tony D. Whitaker serves as Chairman of the Board of the Company and First Federal of Hazard. Mr. Whitaker served as the President and Chief Executive Officer of the Company until December 31, 2012. Mr. Don D. Jennings serves as President and Chief Executive Officer of the Company. The Board of Directors has not designated a lead independent director.

Though different individuals serve in the position of Chairman of the Board and Chief Executive Officer, the Chairman of the Board had served as Chief Executive Officer until December 31, 2012 and continues to serve as an executive officer and; therefore, is not independent under the listing standards of the Nasdaq Stock Market. The Company’s Board of Directors endorses the view that one of its primary functions is to protect stockholders’ interests by providing independent oversight of management, including the Chief Executive Officer. However, the Board does not believe that mandating a particular structure is necessary to achieve effective oversight. The Board of the Company is currently comprised of seven directors, four of whom are independent directors under the listing standards of the Nasdaq Stock Market. The Chairman of the Board has no greater nor lesser vote on matters considered by the Board than any other director, and the Chairman does not vote on any related party transaction. All directors of the Company, including the Chairman, are bound by fiduciary obligations, imposed by law, to serve the best interests of the stockholders. Accordingly, having an independent director serve as Chairman would not serve to enhance or diminish the fiduciary duties of any director of the Company.

To further strengthen the regular oversight of the full Board, all various committees of the Board are comprised of independent directors. The Compensation Committee of the Board consists solely of independent directors. The Compensation Committee reviews and evaluates the performance of all executive officers of the Company, including the Chief Executive Officer and reports to the Board. In addition, the Audit Committee, which is comprised solely of independent directors, oversees the Company’s financial practices, regulatory compliance, accounting procedures and financial reporting functions.  In the opinion of the Board of Directors, an independent chairman or the designation of a lead independent director does not add any value to this already effective process.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success.  We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and risks facing the Company. Senior management attends the board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Committees of the Board of Directors

Below we provide the Company’s standing committees and their members. All members of each committee are independent in accordance with the listing requirements of the Nasdaq Stock Market. The Board’s Audit, Compensation, and Nominating/Corporate Governance Committees each operate under a written charter that has been approved by the Board of Directors. Each committee reviews and reassesses the adequacy of its charter at least annually.

Audit Committee. The Company has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is comprised of Chairman David R. Harrod, Walter G. Ecton, Jr., and William D. Gorman, Jr.. The committee met five times during the year. The Company’s Board of Directors has determined that one member of the Audit Committee, David R. Harrod, qualifies as an “audit committee financial expert” under the rules of the Nasdaq Stock Market.

The function of the Audit Committee is to review and discuss the audited financial statements with management, internal audit and the independent auditors; to determine the independent accountants’ qualifications and independence; to engage the independent auditors of the Company; to review the internal audit function and internal accounting controls; to review the internal audit plan; to review the Company’s compliance with legal and regulatory requirements; and to review the Company’s auditing, accounting and financial processes generally. The Audit Committee operates under a written charter, a copy of which is posted on the website of First Federal Savings Bank of Kentucky at www.ffsbky.bank, under the Policies tab (see “Corporate Policies”).

Compensation Committee. The Compensation Committee is comprised of Chairman William D. Gorman, Jr., David R. Harrod, and Walter G. Ecton, Jr. The committee met once during the year. The Compensation Committee evaluates the compensation and fringe benefits of the directors, officers and employees and recommends changes.  The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, equity incentive plans and various employee benefit matters. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors. The Chief Executive Officer makes recommendations to the Compensation Committee regarding compensation of directors and executive officers other than himself, but final compensation decisions are made by the Board of Directors based on the recommendation of the Compensation Committee.

The Compensation Committee operates under a written charter that establishes the Compensation Committee’s responsibilities. The Compensation Committee and the Board of Directors review the Charter periodically to ensure that the scope of the charter is consistent with the Compensation Committee’s expected role. Under the charter, the Compensation Committee is charged with general responsibility for the oversight and administration of the Company’s compensation program. The charter vests in the Compensation Committee principal responsibility for determining the compensation of the Chief Executive Officer based on the Compensation Committee’s evaluation of his performance. The charter also authorizes the Compensation Committee to engage consultants and other professionals without management approval to the extent deemed necessary to discharge its responsibilities. The Compensation Committee charter is posted on the website of First Federal Savings Bank of Kentucky at www.ffsbky.bank, under the Policies tab (see “Corporate Policies.”).

Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee is comprised of Chairman Walter G. Ecton, Jr., David R. Harrod, and William D. Gorman, Jr. The Board of Directors’ Nominating/Corporate Governance Committee nominates directors to be voted on at the annual meeting and recommends nominees to fill any vacancies on the Board of Directors. The Board of Directors has adopted a charter for the Nominating/Corporate Governance Committee a copy of which is posted on the website of First Federal Savings Bank of Kentucky at www.ffsbky.bank, under the Policies tab (see “Corporate Policies.”).

It is the policy of the Nominating/Corporate Governance Committee to consider director candidates recommended by security holders who appear to be qualified to serve on the Company’s Board of Directors. Any stockholder wishing to recommend a candidate for consideration by the Nominating/Corporate Governance Committee as a possible director nominee for election at an upcoming annual meeting of stockholders must provide written notice to the Nominating/Corporate Governance Committee of such stockholder’s recommendation of a director nominee no later than the July 1st preceding the annual meeting of stockholders. Notice should be provided to: Secretary, Kentucky First Federal Bancorp, P.O. Box 535, Frankfort, Kentucky 40602. Such notice must contain the following information:

●	The name of the person recommended as a director candidate;

●	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

●	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

●	As to the stockholder making the recommendation, the name and address, as he or she appears on the Company’s books, of such stockholder; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address, along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

●	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In its deliberations, the Nominating/Corporate Governance Committee considers a candidate’s personal and professional integrity, knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of the banks’ market areas. Any nominee for director made by the Nominating/Corporate Governance Committee must be highly qualified with regard to some or all the attributes listed in the preceding sentence. In searching for qualified director candidates to fill vacancies in the Board, the Nominating/Corporate Governance Committee solicits the Company’s then current directors for the names of potential qualified candidates. Moreover, the Nominating/Corporate Governance Committee may ask its directors to pursue their own business contacts for the names of potentially qualified candidates. The Nominating/Corporate Governance Committee would then consider the potential pool of director candidates, select a candidate based on the candidate’s qualifications and the Board’s needs, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of the Company. In the event a stockholder has submitted a proposed nominee, the Nominating/Corporate Governance Committee would consider the proposed nominee in the same manner in which the Nominating/Corporate Governance Committee would evaluate nominees for director recommended by directors.

The Nominating Committee seeks to create a Board that is strong in its collective knowledge and has a diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge and corporate governance. Accordingly, the Board of Directors will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Board of Directors deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating/Corporate Governance Committee will consider and review an existing director’s Board and committee attendance and performance, length of Board service, experience, skills and contributions that the existing director brings to the Board and independence.

Board and Committee Meetings

The Board of Directors of the Company meets quarterly and may have additional special meetings. During the year ended June 30, 2021, the Board of Directors of the Company met eight times. No director attended fewer than 75% in the aggregate of the total number of Company Board of Directors meetings held during the year ended June 30, 2021 and the total number of meetings held by Committees on which they served during such fiscal year.

Director Attendance at Annual Meeting of Stockholders

Directors are expected to prepare themselves for and to attend all Board meetings, the annual meeting of stockholders and the meetings of the Committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. All of the directors attended the Company’s 2020 annual meeting of stockholders held on November 17, 2020. Due to COVID-19, some directors attended that meeting by phone.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct that applies to all of its directors, officers and employees. To obtain a copy of this document at no charge, please write to Kentucky First Federal Bancorp, P.O. Box 535, Frankfort, Kentucky 40602-0535, or call toll-free (888) 818-3372 and ask for Investor Relations.

Director Compensation

The following table provides the compensation received by individuals who served as non-employee directors of the Company during the 2021 fiscal year. This table includes compensation for services performed by non-employee directors of the Company for First Federal of Hazard and First Federal Savings Bank of Kentucky (“First Federal of Kentucky”). See the section on “Meeting Fees for Non-Employee Directors” for detailed compensation earned by non-employee directors. This table excludes perquisites, which did not exceed $10,000 in the aggregate for each director.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Stephen G. Barker	18,400	18,400
Walter G. Ecton, Jr.	18,400	18,400
William D. Gorman, Jr.	18,400	18,400
David R. Harrod	18,000	18,000
Tony D. Whitaker (1)	11,200	11,200

(1)	Mr. Whitaker also serves as executive Chairman to the Company and the Banks, pursuant to which he regularly advises the Chief Executive Officers on strategic and operational matters. Mr. Whitaker receives a salary of $55,000 per year for these services, which amount is not included in the table above. Mr. Whitaker also participates in the following benefit plans which are reimbursed in their entirety by Mr. Whitaker: dental insurance, cancer insurance, and medical transport.

Meeting Fees for Non-Employee Directors. The following tables set forth the applicable retainers and fees that are paid to all non-employee directors for their service on the boards of directors of the Company, First Federal of Hazard and First Federal of Kentucky. Officers of the Company who are directors are not compensated for their service as directors. Officers of either Bank who are also directors are not compensated for their service as directors.

Board of Directors of Kentucky First Federal
Fee per month	$600
There is no additional compensation for attendance at committee meetings.

Board of Directors of First Federal of Hazard
Fee per month	$900
Fee per Committee Meeting (1)	$400

Board of Directors of First Federal of Kentucky
Fee per month	$900
Fee per Committee Meeting (1)	$100

(1)	Non-employee directors receive a per committee fee for committee meetings held on days on which the board does not meet, except for Executive Committee meetings for which they are not compensated.

AUDIT RELATED MATTERS

Report of the Audit Committee

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed pursuant to the Public Accounting Oversights Board Auditing Standard No. 1301 (Communication with Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the auditors’ independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examination, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2021 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of BKD, LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year.

Members of the Audit Committee

David R. Harrod (Chairman)

Walter G. Ecton, Jr.

William D. Gorman, Jr.

Auditor Fees

The following table sets forth the fees billed to the Company for the fiscal years ended June 30, 2021 and June 30, 2020 by BKD, LLP.

	2021	2020
Audit fees (1)	$82,500	$75,000
Audit-related fees (2)	16,200	15,000
Tax fees	11,500	11,000
All other fees	--	--
Total	$110,200	$101,000

(1)	Audit fees consist of fees for professional services rendered for the audit of the Company’s annual financial statements.
(2)	Audit-related fees include review of quarterly reports on Form 10-Q filed by the Company.

Pre-Approval of Services by the Independent Auditor

The Audit Committee does not have a policy for the pre-approval of non-audit services to be provided by the Company’s independent registered public accounting firm. Any such services would be considered on a case-by-case basis. All non-audit services provided by the independent auditors in fiscal years 2021 and 2020 were approved by the Audit Committee before the independent auditors were engaged to provide the services. Certain services such as the review of the Company’s public filings, review of the Company’s tax returns, and general discussions with management regarding accounting issues, which may be construed as necessary for the accurate completion of the audit, are approved in advance on an annual basis. The Committee has also approved the engagement of BKD LLP to prepare the Company’s consolidated tax return for the year ending June 30, 2022.

STOCK OWNERSHIP

The following table sets forth certain information regarding the beneficial ownership of our common stock as of September 30, 2021 by (i) persons known to the Company who beneficially own more than 5% of our common stock, (ii) each of the Company’s directors, (iii) the non-director executive officers, and (iv) by all directors and executive officers as a group.

	Amount and Nature of Beneficial		Percent of
	Ownership(1)		Class(2)
Persons Owning Greater than 5%:

First Federal MHC	4,727,938		57.5%
479 Main Street
P.O. Box 1069
Hazard, Kentucky 41702

Directors:

Tony D. Whitaker	117,124	(3)	1.4
Don D. Jennings	75,356		*
Stephen G. Barker	28,731		*
Walter G. Ecton, Jr.	23,202	(4)	*
William D. Gorman, Jr.	11,666		*
David R. Harrod	9,495		*
William H. Johnson	46,710		*

Executive Officers Who Are Not Directors:

R. Clay Hulette	69,077	(5)	*
Jaime Coffey	6,751		*

All directors, nominees, and executive officers of the Company as a group (9) persons)	388,112	(6)	4.7

*	Represents less than 1% of the shares outstanding.
(1)	Includes shares allocated to the account of the individuals under the Kentucky First Federal Employee Stock Ownership Plan, with respect to which the individual has voting but not investment power as follows: Mr. Jennings — 5,431 shares; Mr. Johnson — 4,215 shares; and Mr. Hulette — 4,750 shares.
(2)	Based on a total of 8,222,046 shares of Common Stock outstanding as of the Record Date.
(3)	Includes 15,000 shares owned by Mr. Whitaker’s spouse.
(4)	Includes 600 shares in Mr. Ecton’s spouse’s IRA.
(5)	Includes 41,137 shares owned by Mr. Hulette’s spouse.
(6)	Includes 55,537 shares owned by spouses of insiders.

ITEMS TO BE VOTED ON BY STOCKHOLDERS

ITEM 1 – ELECTION OF DIRECTORS

The Company’s Board of Directors consists of seven members and is divided into three equal classes with approximately one-third of the directors elected each year. In 2020, the classes became unbalanced due to the death of a director. For the upcoming 2021 annual meeting, we have nominated two candidates to serve terms ending in 2024 and one candidate to serve a term ending in 2023. The Nominating/Corporate Governance Committee of the Board of Directors has nominated Stephen G. Barker and David R. Harrod to serve as directors for a three-year term or until their respective successors have been elected and qualified and Tony D. Whitaker to serve as director for a two-year term or until his respective successor has been elected and qualified. Our nominees are currently members of the Company’s Board.

Pursuant to the Company’s Bylaws, there is no cumulative voting for the election of directors. As a result, directors are elected by a plurality of the votes present in person or by proxy at a meeting at which a quorum is present. This means that the nominees receiving the greatest number of votes will be elected. In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

Unless you indicate on the proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of all of the Board’s nominees. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

The Board of Directors recommends a vote “FOR” the election of Messrs. Barker, Harrod, and Whitaker

Information regarding the Board of Directors’ nominees for election and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of September 30, 2021. The indicated period of service as a director includes the period of service as a director of one of our bank subsidiaries.

Nominees for Election as Director

The nominees for Director to serve for a three-year term expiring in 2024:

Stephen G. Barker has been a director of the Company since its inception in March 2005. Mr. Barker is the President and General Counsel for Kentucky River Properties LLC, which owns significant land, mineral, oil and gas and timber resources in Kentucky. Kentucky River's lessees include several nationally known publicly traded resource producers. Mr. Barker has been employed by Kentucky River Coal Corporation and Kentucky River Properties LLC since 1985, and has served as Assistant General Counsel, Executive Vice President and Assistant Secretary. Mr. Barker is a Director and a member of the Executive Committee of the National Council of Coal Lessors in Washington, D.C. Mr. Barker has been in the private practice of law in Hazard since 1980 and has provided legal representation to First Federal since 1982. Mr. Barker also served as Master Commissioner for the Perry Circuit Court and is a member and past President of the Perry County Bar Association. He is a member of the Kentucky Bar Association and the American Bar Association and is admitted to practice before the Kentucky Supreme Court and the U.S. District Court for the Eastern District of Kentucky. Prior to obtaining his Juris Doctorate from the University of Kentucky College of Law, Mr. Barker received a Bachelor of Science in Forestry from the University of Kentucky and was a forester and served as District Conservationist with the United States Department of Agriculture Soil Conservation Service in eastern Kentucky. Mr. Barker continues to serve as a District Supervisor and Secretary and Treasurer of the Perry County Conservation District. He is a member of the Society of American Foresters. Mr. Barker is a private pilot and a member of the Aircraft Owners and Pilots Association and is Chairman of the Hazard Perry County Airport Board which manages the Wendell H. Ford Regional Airport near Hazard. Mr. Barker has also served on the Board of Directors of the Company’s wholly owned subsidiary, First Federal Savings and Loan Association of Hazard since 1997. Age 67. Director since 1997.

Mr. Barker’s long service to First Federal of Hazard represents a valuable level of expertise and commitment, along with his extensive knowledge of real estate derived from his legal career make him an exceptional member of the board.

David R. Harrod has been a director of the Company since its inception in March 2005. Mr. Harrod is a certified public accountant and is a principal of Harrod and Associates, P.S.C., a Frankfort, Kentucky-based accounting firm. He currently serves as a Director and Treasurer of the Franklin County Industrial Development Authority. He has served as a Director of Frankfort First Bancorp, Inc. and First Federal of Kentucky since 2003. He also serves as Chairman of the Audit Committee of Kentucky First Federal. Age 62. Director since 2003.

Mr. Harrod’s financial expertise is a necessary component of the board. His career in public accounting, which has included audit work for a publicly-traded financial institution, affords him an exceptional level of knowledge that is highly appropriate as he chairs the Company’s audit committee and, as such, is the liaison between the board and the independent public accountants.

The nominee for Director to serve for a two-year term expiring in 2023:

Tony D. Whitaker has served as Chairman of the of the Company since its inception in March 2005. He served as Chief Executive Officer of the Company from its inception until his retirement on January 1, 2013. He served as President and Chief Executive Officer of First Federal of Hazard from 1997 until his retirement on January 1, 2013, although he still serves as Chairman of the First Federal of Hazard board, on which he has served as a director since 1993. Mr. Whitaker was President of First Federal Savings Bank in Richmond, Kentucky from 1980 until 1994. From 1994 until 1996, Mr. Whitaker was the President of the central Kentucky region and served on the Board of Great Financial Bank, a $3 billion savings and loan holding company located in Louisville, Kentucky. Mr. Whitaker served as a director of the Federal Home Loan Bank of Cincinnati from 1991 to 1997, including a term as Vice-Chairman. He served on the Board of America’s Community Bankers, a national banking trade group, from 2001 to 2007. Mr. Whitaker has served on the Board of Directors, including a term as Chairman, of Pentegra Group, Inc., a financial services company specializing in retirement benefits, since 2002. He served as Chairman of the Kentucky Bankers Association in 2011-12. Age 76. Director since 1993.

Based on his level of experience and the breadth of his career, Mr. Whitaker has few peers among bankers still actively working. His expertise in the Kentucky thrift community is incomparable. He is both the architect and ongoing leader of Kentucky First Federal and as such provides extremely valuable service to our board.

Directors Continuing in Office

The following directors have terms ending in 2022:

William D. Gorman, Jr. was elected as a director of First Federal Savings & Loan of Hazard on December 16, 2010. He follows in the footsteps of his late father, Mayor William D. Gorman, who served as a director of First Federal Savings & Loan of Hazard and Kentucky First Federal. Mr. Gorman served as President and Chief Executive Officer of Hazard Insurance Group, LLC through July 31, 2014. Earlier, he was Vice President and General Manager of WKYH-TV in Hazard and was founder of radio station WYZQ, now WQXY in Hazard. In 2004, he served as President of the Independent Insurance Agents of Kentucky. He is a member and past president of the Hazard Lions Club. He has served on the Hazard-Perry County Tourism Commission and on the Board of Directors of both Kentucky Education Television and Hazard Appalachian Regional Hospital. Mr. Gorman is a graduate of the University of Kentucky. Age 72. Director since 2010.

Mr. Gorman’s many years as an important part of the business and civic communities of Hazard and Perry County, as well as his past service to First Federal of Hazard, make him an excellent member of the Board.

Don D. Jennings has served as President and as a Director of the Company since its inception in March 2005. On January 1, 2013, he was appointed Chief Executive Officer of the Company. Prior to the merger between Kentucky First Federal and Frankfort First Bancorp, he served as President and Chief Executive Officer of Frankfort First Bancorp. He currently also serves as President and Chief Executive Officer of First Federal of Kentucky, where he has been employed since 1991. He has previously served on the American Bankers Association Mutual Advisory Committee, the American Bankers Association Government Relations Committee, and the Board of the Kentucky Bankers Association. Age 56. Director since 1998.

Mr. Jennings has extensive knowledge of the workings of both public companies and banks. He was intimately involved in the formation of both Kentucky First Federal and Frankfort First Bancorp and has played a major role in the structure of the entire corporation

William H. Johnson was named President and Chief Executive Officer of Central Kentucky Federal Savings Bank and CKF Bancorp in August 2005 and served in that capacity until his appointment effective January 1, 2013 as Danville-Lancaster Area President for First Federal Savings Bank, which acquired Central Kentucky Federal. On July 1, 2021, Mr. Johnson discontinued daily employment but continues to serve the bank on a part-time basis. He joined Central Kentucky Federal Savings Bank as Senior Vice President in September 1998 and was named Secretary in April 1999. Prior to that, he served for 16 years as Vice President and Regional Manager of Great Financial Bank, F.S.B. and for seven years as Managing Officer of Commonwealth First Federal Savings and Loan Association, Danville, Kentucky. He has served on the Board of Directors of the Kentucky Bankers Association. Age 71. Director since 2013.

Mr. Johnson’s experience in the Danville community and the Danville banking market are nearly unequalled. His knowledge of the area as well as his experience in managing Central Kentucky Federal puts him in position to provide valuable insight to the Board of Kentucky First Federal.

The following director has a term ending in 2023:

Walter G. Ecton, Jr. has been a director of the Company since its inception in March 2005. He has been engaged in the private practice of law in Richmond, Kentucky since 1979. He has served as a director of First Federal of Hazard since 2004. Age 67. Director since 2005.

Mr. Ecton is a graduate of Centre College and received his Juris Doctorate of law from the University of Kentucky where he was a member of the Kentucky Law Journal. Mr. Ecton also earned a Master’s Degree in Business Administration from the University of Kentucky. In addition to his private practice, Mr. Ecton served as an Assistant’s Commonwealth’s Attorney from 1981-1993. Mr. Ecton previously served as legal counsel to First Federal of Richmond, Kentucky and as an advisory director of Great Financial Bank and U.S. Bank. His knowledge of the banking industry through this service and through his extensive education and legal career provides the Board valuable expertise.

Executive Officers Who Are Not Directors

The following sets forth information with respect to the executive officers of the Company who do not serve on the Board of Directors.

R. Clay Hulette has served as Vice President, Treasurer and Chief Financial Officer of the Company since its inception in March 2005. Since 2000, he has served as Vice President and Chief Financial Officer of Frankfort First. In January 2012, Mr. Hulette was named as a Director of First Federal of Kentucky. In March 2007, he was named President of First Federal of Kentucky, having served as Vice President and Treasurer since 2000. On January 1, 2013, he was appointed Frankfort Area President for First Federal of Kentucky. He has been employed by First Federal of Kentucky since 1997. He is a Certified Public Accountant. Mr. Hulette’s spouse, Teresa Hulette, serves as Executive Vice President of First Federal of Kentucky. Age 59.

Jaime Steele Coffey has been named as President and Chief Executive Officer of First Federal of Hazard effective January 1, 2019. She has been employed by the bank since 2012 and has worked in various areas including lending and compliance. She was appointed Vice President in 2016. She is a member of the Hazard Lions Club and serves on the lending committee with Red Bud Housing, part of the Housing Development Alliance. She also serves on the Board of Directors of the Kentucky Bankers Association. Age 42.

ITEM 2—RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed BKD, LLP to be the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022, subject to ratification by stockholders. There are no plans for a representative of BKD, LLP to be present at the 2021 annual meeting.

If the ratification of the appointment of the independent registered public accounting firm is not approved by stockholders at the annual meeting, the Audit Committee will consider other independent registered public accounting firms.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of the independent registered public accounting firm.

ITEM 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires, beginning in 2013, that we provide our stockholders with the opportunity to express their views, on a non-binding advisory basis, on the compensation of the named executive officers as disclosed in this proxy statement. This vote, which is often referred to as the “say-on-pay” vote, provides stockholders with the opportunity to endorse or not endorse the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement is hereby approved”

At our prior annual meetings, our stockholders overwhelmingly approved the say on pay proposal.

At the Annual Meeting of Kentucky First Federal in 2019, stockholders were asked to vote on the frequency this vote should be held. Upon the recommendation of the Board, the stockholders voted to hold this vote annually.

Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors recommends a vote “FOR” approval of the compensation of the named executive officers.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information concerning the total compensation awarded, earned, or paid to the principal executive officer of the company and for the two other most highly compensated executive officers of the Company who received a salary of $100,000 or more during the years ended June 30, 2020 and 2021.

Name and Principal Position	Year	Salary ($)	All Other Compensation ($) (1)	Total ($)

Don D. Jennings	2021	190,000	18,327	208,327
Chief Executive Officer of Kentucky First Federal and First Federal Savings Bank of Kentucky; Chairman of First Federal Savings Bank of Kentucky.	2020	190,000	18,085	208,085

R. Clay Hulette,	2021	171,022	17,491	188,513
Vice President, Chief Financial Officer and Treasurer of Kentucky First Federal; Area President and Director of First Federal Savings Bank of Kentucky	2020	171,022	17,148	188,170

William H. Johnson,	2021	137,652	9,537	147,189
Vice President of Kentucky First Federal; Area President and Director of First Federal Savings Bank of Kentucky	2020	137,652	9,385	147,038

(1)	Includes ESOP allocations for the Messrs. Jennings, Hulette and Johnson, which were valued at $8,347, $7,617, and $6,960 for 2021 and $8,465, $7,634, and $6,812 for 2020, respectively. Executive officers receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by any named executive officer in fiscal 2021 and fiscal 2020 did not exceed the greater of $25,000 or 10% of total perquisites and personal benefits.

Employment Agreements

The Company and First Federal of Kentucky each maintain employment agreements with Don D. Jennings, President and Chief Operating Officer of Kentucky First Federal and Chairman and Chief Executive Officer of First Federal of Kentucky and with R. Clay Hulette Vice President and Chief Financial Officer of Kentucky First Federal and Frankfort Area President of First Federal of Kentucky. Such employment agreements are referred to herein as the “Agreements.” The Agreements provide for three-year terms and are currently set to expire on August 15, 2022, unless otherwise renewed by the respective boards of directors. The current base salary under the agreements for Messrs. Jennings and Hulette are $190,000 and $171,022, respectively. In addition to establishing a base salary, the Agreements provide for, among other things, participation in stock-based and other benefit plans, as well as certain fringe benefits.

The Agreements also provide that Kentucky First Federal and First Federal of Kentucky may terminate the employment of Messrs. Jennings or Hulette for cause, as defined in the Agreements, at any time. No compensation or benefits are payable upon termination of either officer for cause. Each of the officers may also voluntarily terminate his employment by providing 90 days prior written notice. Upon voluntary termination, the officer receives only compensation and vested benefits through the termination date.

The Agreements terminate upon the officer’s death, and his estate receives any compensation due through the last day of the calendar month of death. The Agreements also allow the appropriate Boards to terminate the employment of Messrs. Jennings or Hulette due to disability, as defined in the Agreements. A disabled executive receives any compensation and benefits provided for under the agreement for any period prior to termination during which the executive was unable to work due to disability. Messrs. Jennings and Hulette also may receive disability benefits under First Federal of Kentucky’s long-term disability plan(s) without reduction for any payments made under the Agreement. During a period of disability, to the extent reasonably capable of doing so, the officer agrees to provide assistance and undertake reasonable assignments for the employers.

The Agreements also require Messrs. Jennings and Hulette to agree not to compete with Kentucky First Federal, First Federal of Hazard or First Federal of Kentucky for one year following a termination of employment, other than in connection with a change in control. Kentucky First Federal or First Federal of Kentucky will pay or reimburse Messrs. Jennings and Hulette for all reasonable costs and legal fees paid or incurred by him in any dispute or question of interpretation regarding the Agreements, if the executive is successful on the merits in a legal judgment, arbitration proceeding or settlement. The Agreements also provide Messrs. Jennings and Hulette with indemnification to the fullest extent legally allowable.

Under the Agreements, if either Kentucky First Federal or First Federal of Kentucky terminates the employment of Messrs. Jennings or Hulette without cause, or if Messrs. Jennings or Hulette resigns under specified circumstances that constitute constructive termination, he receives his base salary and continued employee benefits for the remaining term of the Agreement, as well as continued health, life and disability coverage under the same terms such coverage is provided to other senior executives, or comparable individual coverage.

Under the Agreements, if, within one year after a change in control (as defined in the Agreements), either of Messrs. Jennings or Hulette voluntarily terminates his employment under circumstances discussed in the Agreement, or involuntarily terminates employment, the executive receives a cash payment equal to three times his average annual compensation over the five most recently completed calendar years preceding the change in control. He also receives continued employee benefits and health, life and disability insurance coverage for thirty-six months following termination of employment.

Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual’s “base amount” are deemed to be “excess parachute payments” if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of their base amount, and the employer is not entitled to deduct any parachute payments over the base amount. The Agreements limit payments made to Messrs. Jennings or Hulette in connection with a change in control to amounts that will not exceed the limits imposed by Section 280G.

First Federal of Kentucky and the Company each entered into an employment agreement with William H. Johnson on December 31, 2012.  In connection with Mr. Johnson’s change of status from full to part-time at First Federal of Kentucky and his resignation as Vice President at the Company on July 1, 2021 (“Company Resignation Date”) Mr. Johnson’s employment with the Company and his employment agreement terminated on his Company Resignation Date.  In addition, Mr. Johnson’s First Federal of Kentucky (“Bank”) employment agreement was amended through a letter agreement on May 7, 2021 to reflect his change to part-time status at the Bank (“letter agreement”).  Under the letter agreement, Mr. Johnson’s base salary is $66,146 which was pro-rated to reflect his initial year in part-time status.  The letter agreement also serves as notice that Bank employment agreement will terminate on December 31, 2023.  As a part-time Bank employee, Mr. Johnson is not entitled to paid time off and is not eligible to participate in Bank-sponsored employee benefits.  All other terms of his Bank employment agreement remain the same through December 31, 2023, unless otherwise amended.

Outstanding Equity Awards at Fiscal Year End

There were no outstanding equity awards at the year ended June 30, 2021.

Retirement Plan

Messrs. Jennings, Hulette and Johnson participate in the Financial Institution Retirement Plan (the “Retirement Plan”) to provide retirement benefits for eligible employees. Employees are eligible to participate in the Retirement Plan after the completion of one year of employment and attainment of age 21. The formula for normal retirement benefits payable annually 1.50%, under the First Federal of Kentucky Retirement Plan, of the average of the participant’s highest five years of compensation multiplied by the participant’s years of service. Beneficiaries under the First Federal of Kentucky Retirement Plan may have the option of receiving all or some benefits in a lump sum.

The present value of accumulated benefits for the First Federal of Kentucky Retirement Plan is calculated using the accrued benefit multiplied by a present value factor based on an assumed age 65 retirement date, the 1994 Group Annuity Mortality table projected five years and an interest rate of 5.00% for 50% of the benefit and 7.75% for 50% of the benefit, discounted to current age at an assumed interest rate of 7.75%. Effective April 30, 2019, the plan has been frozen. No new benefit will accrue for any employee, including the officers named above, as long as the freeze remains in place.

OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the Company’s officers and directors and all persons who own more than 10% of the Common Stock (“Reporting Persons”) are required to file reports detailing their ownership and changes of ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on the Company’s review of the copies of such ownership reports which it has received in the past fiscal year or with respect to the past fiscal year, or written representations that no annual report of changes in beneficial ownership were required, the Company believes that during fiscal year 2021 all Reporting Persons have complied with these reporting requirements.

Transactions with Related Persons

First Federal of Hazard and First Federal of Kentucky both offer loans to their directors and executive officers. These loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features. Under current law, the Banks’ loans to directors and executive officers are required to be made on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons who are not related to the lender and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Company’s Board of Directors. At June 30, 2021, loans to directors and executive officers and their affiliates totaled $1,405,000, or 2.7%, of the Company’s stockholders’ equity, at that date. Any transaction with a director, nominee for director, executive officer or 5% stockholder or with a family member of any such person must be approved in advance by the Audit Committee of the Board of Directors.

SUBMISSION OF BUSINESS PROPOSALS AND STOCKHOLDER NOMINATIONS

The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next annual meeting no later than June 20, 2022. If next year’s annual meeting is held on a date more than 30 calendar days from November 18, 2022, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation material for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 days before the date of the annual meeting; provided that if less than 40 days’ notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be received not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

STOCKHOLDER COMMUNICATIONS

The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send any communication to Secretary, Kentucky First Federal Bancorp, P.O. Box 535, Frankfort, Kentucky, 40602. All communications that relate to matters that are within the scope of the responsibilities of the Board and its committees are to be presented to the Board no later than its next regularly scheduled meeting. Communications that relate to matters that are within the responsibility of one of the Board committees are also to be forwarded to the Chair of the appropriate committee. Communications that relate to ordinary business matters that are not within the scope of the Board’s responsibilities, such as customer complaints, are to be sent to the appropriate officer. Solicitations, junk mail and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any director who wishes to review them.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or telephone without additional compensation.

The Company’s 2021 Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on September 30, 2021. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2021 as filed with the U.S. Securities and Exchange Commission will be furnished without charge to each stockholder as of the Record Date upon written request to the Secretary, Kentucky First Federal Bancorp, P.O. Box 535, Frankfort, KY 40602.

BY ORDER OF THE BOARD OF DIRECTORS

Lee Ann Hockensmith
Secretary

October 18, 2021

Frankfort, Kentucky

Dear Participant,

As a participant in the Kentucky First Federal Bancorp Employee Stock Ownership Plan (the “ESOP”) you are entitled to direct Pentegra Trust Company (the “ESOP Trustee”) how to vote the shares of Kentucky First Federal Bancorp (the “Company”) common stock allocated to your ESOP account on the proposals presented at the Annual Meeting of Stockholders of the Company on November 18, 2021 (the “Annual Meeting”).

The ESOP Trustee will vote all allocated shares of Company common stock as directed by the ESOP participants. The ESOP Trustee will vote unallocated shares of Company common stock held in the ESOP Trust and the allocated shares for which timely instructions are not received in a manner calculated to most accurately reflect the instructions the ESOP Trustee receive from participants, subject to their fiduciary duties.

HOW TO EXERCISE YOUR VOTING INSTRUCTION RIGHTS

You will soon be receiving in the mail an ESOP Voting Instruction Card allows you to transmit your voting instructions to the ESOP Trustee via U.S. Mail (a postage-paid envelope is provided). Please note that to direct the ESOP Trustee to vote with respect to any of the proposals presented at the Annual Meeting, you must provide specific instructions, electing not to vote on a matter is not considered an instruction to the ESOP Trustee.

CONFIDENTIALITY OF VOTING INSTRUCTIONS

Your specific voting instructions to the ESOP Trustee will be completely confidential. The ESOP Trustee will tabulate the voting instructions provided by ESOP participants and has agreed to maintain your voting instructions in strict confidence. In no event will your specific voting instructions be reported to any employee or director of the Company, First Federal Savings Bank of Kentucky or First Federal Savings and Loan Association of Hazard.

DELIVERY OF PROXY MATERIALS

Included with your ESOP Voting Instruction Card, a copy of the Company’s Annual Meeting Proxy Statement (“Proxy Statement”) and a copy of its 2021 Annual Report to Shareholders will be mailed to you for your review. As noted in the Proxy Statement, the Annual Meeting is scheduled for Thursday, November 18, 2021, at 3:30 p.m., local time. Due to COVID19 and the unavailability of our normal venue, we have once again moved the meeting to First Federal Savings Bank of Kentucky, 216 West Main Street, Frankfort, Kentucky. For those attending, please contact Lee Ann Hockensmith at 1-888-818-3372 or leeann.hockensmith@ffsbky.bank to discuss the safety protocols we will have in place for the meeting.

DEADLINE FOR PROVIDING YOUR VOTING INSTRUCTIONS

Your voting instructions must be received by Pentegra by 11:59 p.m. Eastern Time on November 9, 2021.

Sincerely,

Don D. Jennings

President and Chief Executive Officer

0

KENTUCKY FIRST FEDERAL BANCORP

ESOP Voting Card for participants in the Kentucky First Federal Bancorp Employee Stock Ownership Plan

Proxy for Annual Meeting of Stockholders on November 18, 2021

This Proxy is Solicited by the Board of Directors
KENTUCKY FIRST FEDERAL BANCORP

Please see instruction sheet delivered seperately.

(Continued and to be signed on the reverse side.)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

KENTUCKY FIRST FEDERAL BANCORP

November 18, 2021

ESOP Voting Card for participants in the Kentucky First Federal Bancorp Employee Stock Ownership Plan

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

Please sign, date and mail your proxy card in the envelope provided as soon as possible. Card must be received by 11/9/2021.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20330300000000000000 3 111821

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1 The election as directors of nominees listed below.
Two (2) nominees for terms expiring at the 2024 Annual Meeting
One (1) nominee for a term expiring at the 2023 Annual Meeting

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:

- ○ Stephen G. Barker — Term expiring in 2024
- ○ David R. Harrod — Term expiring in 2024
- ○ Tony D. Whitaker — Term expiring in 2023

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. The ratification of the appointment of BKD, LLP as the Company's independent public accountants for the fiscal year ending June 30, 2022:	☐	☐	☐
3. The approval of the compensation of the named executive officers.	☐	☐	☐

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated October 18, 2021 and an Annual Report.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

KENTUCKY FIRST FEDERAL BANCORP

Proxy for Annual Meeting of Stockholders on November 18, 2021

This Proxy is Solicited by the Board of Directors
KENTUCKY FIRST FEDERAL BANCORP

The stockholder hereby appoints Walter G. Ecton and William H. Johnson with full powers of substitution, to act as attorneys and proxies for the stockholder, to vote all shares of the common stock of Kentucky First Federal Bancorp which the stockholder is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of First Federal Savings Bank of Kentucky at 216 West Main Street in Frankfort, Kentucky on Thursday, November 18, 2021 at 3:30 p.m. Eastern Time. Due to COVID-19 and the unavailability of our normal venue, we have once again moved the meeting to our Frankfort office. For those attending, we ask that you contact Lee Ann Hockensmith at 1-888-818-3372 or leeann.hockensmith@ffsbky.bank to discuss the safety protocols we will have in place for the meeting.

(Continued and to be signed on the reverse side.)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

KENTUCKY FIRST FEDERAL BANCORP

November 18, 2021

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at https://materials.proxyvote.com/491292

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20330300000000000100 1 111821

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The election as directors of nominees listed below.
Two (2) nominees for terms expiring at the 2024 Annual Meeting
One (1) nominee for a term expiring at the 2023 Annual Meeting

☐ FOR ALL NOMINEES
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:

Nominee	Term
○ Stephen G. Barker	Term expiring in 2024
○ David R. Harrod	Term expiring in 2024
○ Tony D. Whitaker	Term expiring in 2023

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. The ratification of the appointment of BKD, LLP as the Company's independent public accountants for the fiscal year ending June 30, 2022:	☐	☐	☐
3. The approval of the compensation of the named executive officers.	☐	☐	☐

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS AND FOR PROPOSALS 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING MATTERS RELATING TO THE CONDUCT OF THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof, then power of said attorneys and proxies shall be deemed terminated and of no further force effect. The undersigned may also revoke his proxy by filing a subsequent proxy or notifying the Secretary of his decision to terminate his proxy.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated October 18, 2021 and an Annual Report.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

KENTUCKY FIRST FEDERAL BANCORP

November 18, 2021

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at https://materials.proxyvote.com/491292

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20330300000000000100 1 111821

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1 The election as directors of nominees listed below.
Two (2) nominees for terms expiring at the 2024 Annual Meeting
One (1) nominee for a term expiring at the 2023 Annual Meeting

☐ FOR ALL NOMINEES
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Stephen G. Barker — Term expiring in 2024
- ○ David R. Harrod — Term expiring in 2024
- ○ Tony D. Whitaker — Term expiring in 2023

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. The ratification of the appointment of BKD, LLP as the Company's independent public accountants for the fiscal year ending June 30, 2022:	☐	☐	☐
3. The approval of the compensation of the named executive officers.	☐	☐	☐

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS AND FOR PROPOSALS 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING MATTERS RELATING TO THE CONDUCT OF THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof, then power of said attorneys and proxies shall be deemed terminated and of no further force effect. The undersigned may also revoke his proxy by filing a subsequent proxy or notifying the Secretary of his decision to terminate his proxy.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated October 18, 2021 and an Annual Report.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.